                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2005
                                                           -------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

      Delaware                     333-120575                     74-2440850
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   (State or other                (Commission                   (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)

          745 Seventh Avenue, 7th Floor
               New York, New York                                    10019
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    (Address of principal executive offices)                        Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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          Former name and former address, if changed since last report)

ITEM 5. Other Events.

     The Registrant registered issuances of Structured Asset Securities
Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the
"Registration Statement")). Pursuant to the Registration Statement, the
Registrant issued $205,567,585 in aggregate principal amount Class A-1, Class
A-2, Class A-3, Class A-IO, Class A-IO1, Class PO, Class B1, Class B2, Class B3
and Class R Certificates of its Structured Asset Securities Corporation Mortgage
Pass-Through Certificates, Series 2005-11H on May 31, 2005. This Current Report
on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 25, 2005, as supplemented by the Prospectus
Supplement, dated May 26, 2005 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration
Statement.

     The Certificates (as defined below) were issued pursuant to a Trust
Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of
May 1, 2005, among Structured Asset Securities Corporation, as depositor (the
"Depositor"), Aurora Loan Services LLC, as master servicer (the "Master
Servicer") and Citibank, N.A., as trustee (the "Trustee"). The "Certificates"
consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-IO,
Class A-IO1, Class PO, Class B1, Class B2, Class B3, Class B4, Class B5, Class
B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $206,915,106 as of May 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust
Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          1.1       Terms Agreement, dated May 25, 2005, between Structured
                    Asset Securities Corporation, as Depositor, and Lehman
                    Brothers Inc., as the Underwriter.

          4.1       Trust Agreement, dated as of May 1, 2005, among Structured
                    Asset Securities Corporation, as Depositor, Aurora Loan
                    Services LLC, as Master Servicer and Citibank, National
                    Association, as Trustee.

          99.1      Mortgage Loan Sale and Assignment Agreement, dated as of May
                    1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

          99.2      Servicing Agreement, dated as of May 1, 2005, between Lehman
                    Brothers Holdings Inc. and Aurora Loan Services LLC.

          99.3      Reconstituted Servicing Agreement, dated as of May 1, 2005, by and between Lehman Brothers Holdings Inc. and JPMorgan
                    Chase Bank, N.A.

          99.4      Master Mortgage Loan Purchase, Warranties and Servicing
                    Agreement, dated as of May 1, 2005, by and among Lehman
                    Brothers bank, FSB as Purchaser, Chase Home Finance LLC, as
                    Seller and JPMorgan Chase Bank, National Association., as
                    Servicer

          99.5      Reconstituted Servicing Agreement, dated as of May 1, 2005, by and between Lehman Brothers Holdings Inc. and SunTrust
                    Mortgage, Inc.

          99.6      Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and SunTrust Mortgage,
                    Inc.

          99.7      Reconstituted Servicing Agreement, dated as of May 1, 2005, by and between Lehman Brothers Holdings and

                    Wells Fargo Bank, National Association.

          99.8      Seller's Warranties and Servicing Agreement for Fixed Rate
                    Mortgage Loans (Mortgage Loan Series 2005-W14), dated as of
                    March 1, 2005, by and between Lehman Brothers Bank, FSB and
                    Wells Fargo Bank, N.A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STRUCTURED ASSET SECURITIES
                                                CORPORATION

                                                By:    /s/ Joseph J. Kelly
                                                       -------------------------
                                                Name:  Joseph J. Kelly
                                                Title: Senior Vice President

Date: June 15, 2005

                                  EXHIBIT INDEX

 Exhibit No.                            Description
 -----------                            -----------

     1.1            Terms Agreement, dated May 25, 2005, between Structured
                    Asset Securities Corporation, as Depositor, and Lehman
                    Brothers Inc., as the Underwriter.

     4.1            Trust Agreement, dated as of May 1, 2005, among Structured
                    Asset Securities Corporation, as Depositor, Aurora Loan
                    Services LLC, as Master Servicer and Citibank, National
                    Association, as Trustee.

     99.1           Mortgage Loan Sale and Assignment Agreement, dated as of May
                    1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2           Servicing Agreement, dated as of May 1, 2005, between Lehman
                    Brothers Holdings Inc. and Aurora Loan Services LLC.

     99.3           Reconstituted Servicing Agreement, dated as of May 1, 2005, by and between Lehman Brothers Holdings Inc. and JPMorgan
                    Chase Bank, N.A.

     99.4           Master Mortgage Loan Purchase, Warranties and Servicing
                    Agreement, dated as of May 1, 2005, by and among Lehman
                    Brothers bank, FSB as Purchaser, Chase Home Finance LLC, as
                    Seller and JPMorgan Chase Bank, National Association., as
                    Servicer

     99.5           Reconstituted Servicing Agreement, dated as of May 1, 2005, by and between Lehman Brothers Holdings Inc. and SunTrust
                    Mortgage, Inc.

     99.6           Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and SunTrust Mortgage,
                    Inc.

     99.7           Reconstituted Servicing Agreement, dated as of May 1, 2005, by and between Lehman Brothers Holdings and Wells Fargo
                    Bank, National Association.

     99.8           Seller's Warranties and Servicing Agreement for Fixed Rate
                    Mortgage Loans (Mortgage Loan Series 2005-W14), dated as of
                    March 1, 2005, by and between Lehman Brothers Bank, FSB and
                    Wells Fargo Bank, N.A.